--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ROADWAY EXPRESS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:_______
         ______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:__________
         ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____________
         ______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:______________________

     (5) Total fee paid:_______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:_______________________________________________

     (2) Form, Schedule or Registration Statement no.:_________________________

     (3) Filing Party:_________________________________________________________

     (4) Date Filed:___________________________________________________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             [ROADWAY EXPRESS LOGO]

                                                               February 19, 1999

Dear Shareholder:

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Roadway Express, Inc., which will be held on Wednesday, March 24, 1999, at 9:00 a.m. at the Sheraton Suites Hotel, located at 1989 Front Street, Cuyahoga Falls, Ohio.

     At the Annual Meeting, you will be asked to elect seven Directors to the Board of Directors and to approve the appointment of the independent auditors of the Company for the current fiscal year.

     The Company has enclosed a copy of its 1998 Annual Report for the year ended December 31, 1998 with this notice of annual meeting of shareholders and proxy statement.

     Please read the enclosed information carefully before completing and returning the enclosed proxy card. Returning your proxy card as soon as possible will assure your representation at the meeting, whether or not you plan to attend. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                            Sincerely,

                                            /s/ Michael W. Wickham
                                            MICHAEL W. WICKHAM
                                            Chairman and Chief Executive Officer

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          [ROADWAY EXPRESS LETTERHEAD]

       ------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 24, 1999
       ------------------------------------------------------------------

To The Shareholders:

     You are hereby notified that the Annual Meeting of Shareholders of Roadway Express, Inc., a Delaware corporation (the "Company"), will be held Wednesday, March 24, 1999, at 9:00 a.m. at the Sheraton Suites Hotel, located at 1989 Front Street, Cuyahoga Falls, Ohio, for the purpose of:

     1. Electing seven directors to the Board of Directors consisting of Frank
        P. Doyle, John F. Fiedler, Dale F. Frey, Phillip J. Meek, Carl W. Schafer, Sarah Roush Werner, and Michael W. Wickham;

     2. Approving the designation of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 1999; and

     3. Transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The record of shareholders entitled to notice and to vote at the meeting was taken as of the close of business on February 9, 1999.

     You are invited to attend the meeting, but whether or not you expect to attend in person, please mark, sign, date and return the enclosed proxy in the accompanying postage-paid envelope so that your shares will be represented at the meeting or adjournment thereof.

     If you wish to have your vote treated in a confidential manner, please mark the box "Confidential Vote Requested" on your proxy card.

                                       JOHN M. GLENN
                                        Secretary

February 19, 1999

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             ROADWAY EXPRESS, INC.
                              1077 GORGE BOULEVARD
                               AKRON, OHIO 44310
                           -------------------------

                                PROXY STATEMENT
                           -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 24, 1999

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Roadway Express, Inc., a Delaware corporation (the "Company"), of proxies to be used at the annual meeting of shareholders of the Company to be held on March 24, 1999 (the "Annual Meeting"). The Notice of Annual Meeting of Shareholders, this Proxy Statement and related proxy card are being mailed to shareholders on or about February 19, 1999.

     Shareholders of record of the Company at the close of business on February 9, 1999 will be entitled to vote at the Annual Meeting (the "Record Date"). On that date, the Company had outstanding and entitled to vote 19,371,315 shares of common stock, par value $0.01 per share ("Common Stock"). Each share of Common Stock entitles the holder to one vote on all matters properly brought before the meeting, including the election of directors.

     Shares can be voted only if the shareholder is present in person or by proxy. The Company has adopted a policy relating to proxy voting and independent tabulation and inspection of elections. The policy provides that the Company will furnish shareholders the opportunity to request confidential treatment of their votes. There is a place on the enclosed proxy card for shareholders to make such an election. If a shareholder so requests confidential treatment, an independent vote tabulator and the independent inspectors of election will keep the shareholder's vote permanently confidential and not disclose the vote to anyone. This policy will be in effect at the Annual Meeting. Confidential treatment will not apply when disclosure is required by law or under certain other limited circumstances.

     You may revoke your proxy at any time prior to the exercise of the powers it confers. The shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in the manner specified on the proxies. If specific choices are not indicated on a properly executed proxy, the shares represented by such proxies received will be voted: (i) for the nominees for Director named in this Proxy Statement; (ii) for approval of the appointment of Ernst & Young LLP, as independent auditors; and (iii) in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes, for any other matters that properly come before the Annual Meeting. The Board of Directors is not aware of any matter to be presented for action at the meeting other than those set forth herein.

     The presence, in person or by proxy, of the holders of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for any business to be transacted at the Annual Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Directors are elected by a plurality of the affirmative votes cast. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors. The affirmative vote by the holders of a majority of the total number of shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is required to approve any other matter to be acted upon at the Annual Meeting. An abstention is counted as a vote against and a broker "non-vote" is not counted for purposes of approving other matters to be acted upon at the Annual Meeting.

     The Board of Directors has designated Michael W. Wickham, Chairman and Chief Executive Officer; James D. Staley, President and Chief Operating Officer; and J. Dawson Cunningham, Executive Vice President, Chief Financial Officer and Treasurer, as Proxies for appointment by shareholders to represent and vote their shares in accordance with their directions.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The By-Laws of the Company provide that the Board of Directors shall consist of not less than three members, as fixed by the Board of Directors from time to time. The Board of Directors has fixed the number at seven. At the Annual Meeting, seven Directors are to be elected to hold office until the Company's next annual meeting. The Board of Directors recommends that its seven nominees for Director be elected at the Annual Meeting. All nominees have consented to being named and to serve if elected. Effective as of the date of the Annual Meeting, Robert E. Mercer is retiring from the Board of Directors and therefore will not stand for re-election. If any nominee becomes unavailable for any reason, the proxies will be voted for the election of such other person as a Director as the Board of Directors may recommend.

DIRECTOR NOMINEES

     Information regarding the nominees to the Board of Directors of the Company is set forth below.

---------------------------------------------------------------------------------------------
                                                  PRESENT POSITIONS, RECENT
             NAME                                BUSINESS EXPERIENCE AND AGE
---------------------------------------------------------------------------------------------
Frank P. Doyle                   Director of the Company since January 1996. Retired.
                                 Executive Vice President of General Electric Company, a
                                 manufacturing, services and technology company, from 1992
                                 through 1995, and Senior Vice President from 1981 through
                                 1992. Director: Compaq Computer Corporation, U.S. Office
                                 Products Company and PaineWebber, Inc. Age 67.

John F. Fiedler                  Chairman of Borg-Warner Automotive, Inc., a supplier of
                                 highly engineered systems and components primarily for
                                 automotive powertrain applications, since March 1996, Chief
                                 Executive Officer since January 1995, President from June
                                 1994 through March 1996, and Chief Operating Officer from
                                 June 1994 through December 1994. Executive Vice
                                 President-North America Tire Division of The Goodyear Tire &
                                 Rubber Company, a manufacturer of tire and rubber products, from 1991 through 1994. Director: Dal-Tile International
                                 Inc. Age 60.

Dale F. Frey                     Director of the Company since January 1998. Retired.
                                 Chairman and Chief Executive Officer of General Electric
                                 Investment Corporation from 1984 through early 1997, and
                                 Vice President and Treasurer of General Electric Company, a
                                 manufacturing, services and technology company, from 1980
                                 through January 1994. Director: Aftermarket Technology
                                 Corp., First American Financial Corporation, Praxair, Inc.,
                                 Promus Hotel Corporation and Community Health Systems, Inc.
                                 Age 66.

Phillip J. Meek                  Director of the Company since January 1996. Retired. Senior
                                 Vice President, Capital Cities/ABC, Inc., a broadcasting,
                                 cable and publishing company, and President of its
                                 publishing group from 1986 through 1997. Trustee: Ohio
                                 Wesleyan University and vice-chair of its Board of Trustees.
                                 Director: Calyx & Carolla and Guideposts, a Christian
                                 organization. Age 61.

Carl W. Schafer                  Director of the Company since January 1996. President of the
                                 Atlantic Foundation, supporting oceanographic research,
                                 since 1990. Director: Frontier Oil Corporation, Evans
                                 Systems, Inc., Electronic Clearing House, Inc., Nutraceutix,
                                 Inc., Base Ten Systems, Inc. and The PaineWebber and
                                 Guardian Groups of Mutual Funds. Age 63.

Sarah Roush Werner               Director of the Company since January 1996. Director of
                                 Roadway Services, Inc. from 1970 through 1995. Private
                                 investor, Marysville, Washington. Age 68.

Michael W. Wickham               Chairman of the Board of the Company since March 1998, and
                                 Chief Executive Officer since January 1996. President of the
                                 Company from July 1990 through March 1998. Director of the
                                 Company since 1989. Executive Vice President-Administration and Finance from January 1990 through June 1990. Age 52.
---------------------------------------------------------------------------------------------

COMMITTEES AND DIRECTORS MEETINGS

     The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

     The members of the Audit Committee are Carl W. Schafer (Chairman), Phillip.
J. Meek, and Robert E. Mercer. Mr. Mercer will serve as a member of the Audit Committee until the date of the Annual Meeting. During 1998, the Audit Committee reviewed the audit plan developed by the Company's independent auditors and the professional services provided by them to assure their independence. Additionally, the Audit Committee reviewed the annual financial statements prepared by management prior to their issuance and met with the independent auditors to review their opinion on the annual financial statements and the results of their audit procedures. The Audit Committee also reviewed, in consultation with the independent auditors and the Company's Director of Internal Audit, the adequacy of the Company's internal controls.

     The members of the Compensation Committee are Frank P. Doyle (Chairman), Dale F. Frey, and Phillip J. Meek. William Sword, a former director of the Company, served as a member on the Compensation Committee until his retirement in March 1998. Mr. Frey was appointed as a member of the Compensation Committee in February 1998. The Compensation Committee recommends compensation for executive officers of the Company.

     Although the Company does not have a standing nominating committee, written recommendations for nominees to the Board of Directors to be elected at the 2000 annual meeting of shareholders (the "2000 Annual Meeting") will be considered by the Board of Directors if such recommendations are received in accordance with the Company's By-Laws by the Secretary of the Company at its principal offices at least 70 days prior to the 2000 Annual Meeting or, if the Company does not make a public announcement of the date of the 2000 Annual Meeting, at least 80 days prior to such meeting, not later than ten days after the actual public announcement of the 2000 Annual Meeting.

     The Board of Directors held nine meetings in 1998. The Compensation Committee met four times and the Audit Committee met two times. All of the Directors, except Mr. Frey, attended at least seventy-five percent of the total meetings held by the Board of Directors and by the committees on which they served in 1998. Mr. Frey attended nine out of a total of thirteen meetings held by the Board of Directors and the Compensation Committee on which he served.

DIRECTOR COMPENSATION

     During 1998 each nonemployee Director of the Company received an annual retainer of $18,000 plus (a) $4,000 for each committee membership and (b) $2,000 for each committee chairmanship. Each nonemployee director of the Company, except for Robert E. Mercer, former Chairman of the Board of Directors, also received as part of his or her annual retainer, 100 shares of Common Stock. Robert E. Mercer, former Chairman of the Board of Directors, received, as part of his annual retainer, 1,000 shares of Common Stock. In addition to his or her annual retainer, each nonemployee Director received $1,500 for each meeting of the Board of Directors or a committee that such Director attended.

     Nonemployee Directors may elect to take all or a portion of their annual retainer in stock options under the Roadway Express Nonemployee Directors' Stock Option Plan (the "Option Plan") or in deferred compensation under the Roadway Express Nonemployee Directors' Equity and Deferred Compensation Plan. In 1998, each of Frank P. Doyle, Dale F. Frey, and Phillip J. Meek elected to take stock options under the Option Plan in lieu of their annual retainers.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     Except as otherwise noted, the following table sets forth certain information as of January 29, 1999 as to the security ownership of those persons owning of record or known to the Company to be the beneficial owner of more than five percent of the Common Stock and the beneficial ownership of Common Stock by each Director, Director nominee, and executive officer named in the Summary Compensation Table, and all Directors, Director nominees, and executive officers as a group. Except as otherwise noted, the information with respect to beneficial ownership has been furnished by the respective Director, Director nominee, executive officer or five percent beneficial owner, as the case may be. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Common Stock has been determined for this purpose in accordance with the applicable rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

----------------------------------------------------------------------------------------------------
                                                                           PERCENTAGE OF SHARES OF
                                               AMOUNT AND NATURE OF                 COMMON
   NAME AND ADDRESS OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP        STOCK BENEFICIALLY OWNED
----------------------------------------------------------------------------------------------------
Sarah Roush Werner
  P. O. Box 611
  Marysville, Washington 98270                       1,695,801(a)                     8.8%
Private Capital Management, Inc.
  3003 Tamiami Trail North
  Naples, Florida 34103                              1,373,548(b)                     7.1%
Roadway Express, Inc. 401(k) Stock
  Savings Plan
  Key Trust Company of Ohio, National
  Association, Trustee                               4,677,956(c)                    24.1%
Frank P. Doyle                                           4,400(d)                        *
John F. Fiedler                                            -0-                           *
Dale F. Frey                                             2,033(d)                        *
Phillip J. Meek                                          8,566(d)                        *
Robert E. Mercer                                         4,809                           *
Carl W. Schafer                                            700(e)                        *
Michael W. Wickham                                      75,839(e)(f)(g)(h)               *
James D. Staley                                         47,926(f)(g)                     *
J. Dawson Cunningham                                    47,222(e)(f)(g)(h)               *
Louis J. Esposito                                       28,318(f)(g)                     *
John M. Glenn                                           17,102(e)(f)(g)(h)(i)            *
All Directors and executive officers as a            1,988,195(d)(e)(f)(g)(h)(i)     10.3%
  group (14 persons)
----------------------------------------------------------------------------------------------------

* Less than one percent.

(a) Includes 43,340 shares as to which Mrs. Werner has investment and voting power although she disclaims any beneficial ownership.

(b) According to a Schedule 13G filed with the Securities and Exchange Commission, dated February 16, 1999, by Private Capital Management, Inc. ("PCM"), an investment advisor registered under the Investment Advisers Act of 1940, and Bruce S. Sherman, president of PCM, PCM is deemed to be the beneficial owner of 1,338,648 shares of Common Stock because of its shared power to dispose or to direct the disposition of these securities. Bruce S. Sherman, as president of PCM, is deemed to be the beneficial owner of 1,373,548 shares of Common Stock, including the shares beneficially owned by PCM as well as 34,900 shares of Common Stock, which Mr. Sherman has sole power.

(c) Pursuant to the terms of the Roadway Express, Inc. 401(k) Stock Savings Plan, participants are entitled to instruct the trustee as to the voting of any shares allocated to their account(s), and shares for which no direction is received by the trustee. The trustee must vote the shares as directed.

(d) Includes shares subject to stock options granted pursuant to the Roadway Express Nonemployee Directors' Stock Option Plan exercisable on or after April 1, 1999, as follows: Mr. Doyle, 2,200 shares; Mr. Frey, 2,033 shares; and Mr. Meek, 2,366 shares.

(e) Includes shares held in an individual retirement account, as follows: Mr. Schafer, 500 shares; Mr. Wickham, 2,344 shares; Mr. Cunningham, 735 shares; and Mr. Glenn, 500 shares.

(f) Includes shares held pursuant to the Roadway Express, Inc. 401(k) Stock Savings Plan, as of December 31, 1998, as follows: Mr. Wickham, 11,361 shares; Mr. Staley, 8,021 shares; Mr. Cunningham, 4,792 shares; Mr. Esposito, 8,959 shares; Mr. Glenn, 3,202 shares; and all executive officers as a group, 47,241 shares.

(g) Includes shares of restricted incentive stock granted under the Roadway Express, Inc. Management Incentive Stock Plan, as follows: Mr. Wickham, 51,584 shares; Mr. Staley, 37,138 shares; Mr. Cunningham, 35,723 shares; Mr. Esposito, 6,000 shares; Mr. Glenn, 4,600 shares; and all executive officers as a group, 179,460 shares.

(h) Includes shares held by family members as to which beneficial ownership is disclaimed, as follows: Mr. Wickham, 10,350 shares; Mr. Cunningham, 1,125 shares; Mr. Glenn, 500 shares; and all executive officers as a group, 11,975 shares.

(i) Includes 5,400 shares held under a defined contribution plan maintained by Mr. Glenn's previous employer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Directors and executive officers of the Company to report holdings of, and transactions in, Common Stock. Based on Company records and other information, the Company believes that all such reports required of its Directors and executive officers with respect to the fiscal year ended December 31, 1998 were timely filed, except for the initial statement of beneficial ownership on Form 3 by John D. Bronneck, which was inadvertently filed late because he did not receive timely information about his
Section 16 responsibilities upon his promotion to Vice President -- Operations in March 1998.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning annual compensation for services rendered to the Company for 1996, 1997 and 1998 by those persons who were the chief executive officer and the other four most highly compensated executive officers of the Company during 1998 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------
                                                                                 LONG-TERM
                                          ANNUAL COMPENSATION                  COMPENSATION
                                   ----------------------------------   ---------------------------
                                                         OTHER ANNUAL    RESTRICTED        LTIP        ALL OTHER
   NAMES AND PRINCIPAL                                   COMPENSATION   STOCK AWARDS     Payouts      COMPENSATION
         POSITION           YEAR    SALARY     BONUS         (a)            (b)            (c)            (d)
-------------------------------------------------------------------------------------------------------------------
Michael W. Wickham          1998   $383,845   $124,939      $7,366        $307,415             --       $14,830
  Director, Chairman and    1997    300,000    179,000       4,720              --             --        16,054
  Chief Executive Officer   1996    270,000     45,264       3,540              --             --        19,470

James D. Staley             1998   $234,234   $ 71,954      $5,271        $223,243             --       $ 9,980
  President and Chief       1997    200,000    103,000       3,360              --             --         9,064
  Operating Officer         1996    186,000     25,952       2,520              --             --        10,882

J. Dawson Cunningham        1998   $226,537   $ 67,338      $5,178        $208,290             --       $11,535
  Executive Vice            1997    200,000    103,000       3,360              --             --        12,105
  President,
  Chief Financial Officer   1996    186,000     22,934       2,520              --             --        13,891
  and Treasurer

Louis J. Esposito           1998   $183,000   $ 54,600      $1,200        $132,750             --       $ 8,870
  Vice President-Sales      1997    173,000     91,000       2,400              --       $265,500         8,255
                            1996    163,000     22,934       1,800              --             --        73,634

John M. Glenn               1998   $195,000   $ 49,800      $  920        $101,775             --       $11,565
  Vice President-General    1997    180,000     83,000       1,840              --       $203,550        11,524
  Counsel and Secretary     1996    170,000     21,003       1,380              --             --         6,181
------------------------------------------------------------------------------------------------------------------

(a) Reflects cash dividends paid on restricted incentive stock awarded under the Roadway Express, Inc. Management Incentive Stock Plan (the "Management Incentive Stock Plan").

(b) Reflects shares of restricted incentive stock awarded under the Management Incentive Stock Plan on January 1, 1998 and March 29, 1998, valued on the dates of grant, for which certain management objectives were reached on December 31, 1998. Although these shares of restricted incentive stock have partially vested with respect to the attainment of certain management objectives based upon stock appreciation, such shares of restricted incentive stock remain subject to a substantial risk of forfeiture, which will lapse upon the executive officers' attainment of age 55, if applicable, provided that the executive officer has remained in the continuous employ of the Company or one of its subsidiaries or in the event that certain change in control events occur. Such shares of restricted incentive stock that remain subject to forfeiture entitle the executive officer to all of the rights of a shareholder generally, including the right to vote such shares and receive any dividends that may be paid thereon.

(c) Reflects payouts of shares of restricted incentive stock under the Management Incentive Stock Plan awarded on January 1, 1996 for which certain management objectives were reached on December 31, 1997 and to which all restrictions have lapsed due to the executive officer's attainment of age 55.

(d) Reflects for 1998 (i) dividend equivalents earned on stock credits awarded under the Roadway Services, Inc. Long-Term Stock Award Incentive Plan and predecessor plans (Mr. Wickham, $8,984; Mr. Staley, $2,918; Mr. Cunningham, $4,531; Mr. Esposito, $1,670; and Mr. Glenn, $4,365); and (ii) Company matching contributions under the Roadway Express, Inc. 401(k) Stock Savings Plan, a voluntary contributory defined contribution employee benefit plan (Mr. Wickham, $5,846; Mr. Staley, $7,062; Mr. Cunningham, $7,004; Mr. Esposito, $7,200; and Mr. Glenn, $7,200).

ROADWAY EXPRESS, INC. PENSION PLAN

     The following table shows estimated annual pension benefits payable as retirement benefits to the Named Officers.

                               PENSION PLAN TABLE

                                  YEARS OF SERVICE
                      -----------------------------------------
   REMUNERATION       15 YEARS   20 YEARS   25 YEARS   30 YEARS
---------------------------------------------------------------
$200,000              $ 46,688   $ 62,250   $ 77,813   $ 93,375
 300,000                69,188     92,250    115,313    138,375
 400,000                91,688    122,250    152,813    183,375
 500,000               114,188    152,250    190,313    228,375
 600,000               136,688    182,250    227,813    273,375
---------------------------------------------------------------

     The Roadway Express, Inc. Pension Plan (the "Pension Plan") is a noncontributory qualified defined benefit plan. The Pension Plan provides annual retirement benefits after normal retirement at age 65 equal to the greater of
(a) 2% of the final 240 consecutive months average compensation at or below $45,000 times total years of service not to exceed 30, or (b) 1 3/4% of the final 240 consecutive months average compensation up to $45,000 and 1 1/2% of the final 240 consecutive months average compensation in excess of $45,000 times total years of service not to exceed 30. Benefits under the Pension Plan are not subject to reductions for Social Security benefits or other offset amounts.

     Benefits are payable as a straight life annuity under various assumptions based on final 20 year average compensation and years of service. Annual compensation for computing annual pension benefits includes base salary and incentive compensation. For the Named Officers, annual compensation represents the sum of the amounts shown for 1998 in the Salary, Bonus and Other Annual Compensation columns of the Summary Compensation Table.

     The credited years of service and the estimated final 20 year average compensation under the Pension Plan for the Named Officers are: Mr. Wickham, 30 1/2 years and $512,244; Mr. Staley, 27 1/2 years and $312,238; Mr.
Cunningham, 13 1/2 years and $297,936; Mr. Esposito, 27 1/2 years and $219,337; and Mr. Glenn, 11 1/2 years and $244,138.

     Federal law places certain limitations on the amount of compensation that may be taken into account in calculating pension benefits and on the amount of pensions that may be paid under federal income tax qualified plans. Since the Company believes the retirement income objectives of the Company's pension plans are appropriate for all eligible participants, it has adopted a nonqualified
Section 415 Excess Plan and a nonqualified Section 401(a)(17) Benefit Plan (collectively, the "Excess Plans") providing for the payment from general funds of the benefits that would be lost by plan participants as a result of present or future Internal Revenue Code of 1986 (the "Internal Revenue Code") provisions limiting the benefits payable or the compensation taken into account. Upon the retirement or death of a participant under either of the Excess Plans, the supplemental retirement benefit payable with respect to such participant will be determined under the pension formula set forth above, but without the limitations set forth in the Internal Revenue Code described above.

1998 EXECUTIVE COMPENSATION REPORT

     The Compensation Committee is composed of three nonemployee members of the Board of Directors. The Compensation Committee is responsible for establishing basic principles related to the compensation programs of the Company and for providing oversight for compensation programs for executive officers.

     In 1998, the Compensation Committee retained the strategic objectives for executive compensation that it had established for the previous year. The Compensation Committee's objectives were to assure that compensation for executive officers would comport fully with the Company's mission and vision statement while being attractive to recruit, retain and motivate highly experienced and capable individuals. The same independent compensation consulting firm that has been used since 1996 was retained to re-survey the industry and a number of other service companies of comparable size. Comparisons were made for both the management group as a whole and for individual positions.

     Base Salaries. Salaries for executive officers, including the chief executive officer, were determined by three factors: (i) salary levels among service companies with revenues of comparable magnitude and specifically those of the Company's nearest competitors, (ii) performance of the Company, considering profitability of the industry as a whole and (iii) individual performance as evaluated by the chief executive officer and through the Compensation Committee's own observations, and in the case of the chief executive officer, by the Compensation Committee itself after consulting with other members of the Board of Directors. The Compensation Committee continues its long-standing philosophy that base compensation should be below market, while permitting management to achieve superior total compensation through cash and long-term incentives. Salary levels had been raised in 1998 as part of this philosophy.

     Cash Incentive Compensation. As in 1997, the Compensation Committee set individualized cash incentives for the top management group, which includes all executive officers. Factors considered in setting the amounts for executive officers included the relative importance of the position with the Company and the degree of talent required to obtain high performance at such position. Pre-determined levels of targeted profitability were set for all executive officers. Percentages of pay-outs were to have declined by steps of 5% to the extent that the Company's profitability did not meet the predetermined level, provided that there would be no pay-outs if after-tax profits did not exceed certain minimum levels.

     Management Incentive Stock Plan. Under the Management Incentive Stock Plan, awards of restricted incentive stock are targeted over a five year period. Pursuant to the Management Incentive Stock Plan, grants of an aggregate of 485,553 shares of restricted incentive stock were made to 65 key employees. Awards of stock, although effective as of the first day of the respective year, are subject to lapse and forfeiture if a number of conditions are not satisfied. The conditions include attainment of certain objectives for appreciation in market price of the Common Stock, vesting requirements and such others as the Compensation Committee may determine.

     This report on 1998 executive compensation shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A promulgated by the Securities and Exchange Commission or Section 18 of the Exchange Act.

     This report is submitted on behalf of the Compensation Committee.

                 FRANK P. DOYLE; DALE F. FREY; PHILLIP J. MEEK

                               PERFORMANCE GRAPH

     The following graph reflects a comparison of the cumulative total shareholder return on the Common Stock with the S&P 500 Index and the S&P Trucking Super Composite, respectively, for the period commencing January 2, 1996 (the initial trading date for the Common Stock) through December 31, 1998. The graph assumes that the value of the investment in the Common Stock and each index was $100 at January 2, 1996, and all dividends were reinvested. The Company is no longer using the S&P Truckers Group for comparison purposes, as it has done in prior years, because the S&P Truckers Group was discontinued in January 1998. In addition, the Company believes that the S&P Trucking Super Composite is a superior index because it includes a broad cross section of carriers, as opposed to the S&P Truckers Group, which, as of last year, was composed of only two carriers. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be necessarily indicative of the actual future return on the Common Stock.

                        COMPARISON OF SHAREHOLDER RETURN

                                                                S&P TRUCKERS
                                        ROADWAY       S&P 500      SUPER
                                     EXPRESS, INC.     INDEX     COMPOSITE
                                     -------------    -------   ------------
January 2, 1996                          $100          $100         $100
December 31, 1996                        $115          $119         $114
December 31, 1997                        $133          $159         $138
December 31, 1998                        $ 88          $198         $127

                      DESIGNATION OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 2)

     A proposal will be presented at the meeting to ratify the designation of Ernst & Young LLP as the independent auditors of the Company for 1999. Ernst & Young LLP has been the independent auditors of the Company since 1951. It is expected that representatives of Ernst & Young LLP will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     Your Board of Directors recommends a vote FOR this proposal.

                             SHAREHOLDER PROPOSALS

     The Company must receive by October 22, 1999 any proposal of a shareholder intended to be presented at the 2000 Annual Meeting and to be included in the Company's proxy materials related to the 2000 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. Proposals of shareholders submitted outside the processes of Rule 14a-8 under the Exchange Act in connection with the 2000 Annual Meeting ("Non-Rule 14a-8 Proposals") must be received by the Company by January 20, 2000 or such proposals will be considered untimely under the advance notice provisions of the Company's By-Laws. Non-Rule 14a-8 Proposals must comply with certain provisions of the Company's By-Laws. The Company's proxy related to the 2000 Annual Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after January 20, 2000. Notices of shareholder proposals should be delivered personally or mailed to, and any request for a copy of the Company's By-Laws (which will be provided at no charge to any holder of the Common Stock), should be directed to the Secretary of the Company at its principal offices.

                              COST OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but it may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses in sending proxy material to principals and obtaining their proxies.

                                          JOHN M. GLENN
                                          Secretary

February 19, 1999

                              ROADWAY EXPRESS, INC.

    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

                                                              FOR   WITHHELD  FOR ALL
                                                              ALL      ALL    EXCEPT                                    YES
1. Election of Directors                                      [  ]    [  ]     [ ]         CONFIDENTIAL VOTE REQUESTED  [ ]
   Director Nominees:
   ------------------

   Frank P. Doyle, John F. Fiedler, Dale F. Frey,
   Phillip J. Meek, Carl W. Schafer, Sarah Roush Werner and Michael W. Wickham

   Nominee Exception

   -----------------------------------------------------
                                                              FOR    AGAINST  ABSTAIN
2. Ratification of Ernst & Young LLP as independent           [  ]    [  ]      [ ]
   auditors. DIRECTORS RECOMMEND
   A VOTE FOR PROPOSAL 2.


                                                                                Date:                             , 1999
                                                                                     -----------------------------

                                                                                Signature(s)
                                                                                            -----------------------------

                                                                                Signature(s)
                                                                                            -----------------------------

                                                                                Note: Please sign exactly as name appears
                                                                                hereon. Joint owners should each sign. When
                                                                                signing as attorney, executor, administrator,
                                                                                trustee or guardian, please give full
                                                                                title as such.

 ................................................................................

                           FOLD AND DETACH HERE

 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

PROXY                                                                      PROXY

                             ROADWAY EXPRESS, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
     THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MARCH 24, 1999.

The undersigned hereby appoints Michael W. Wickham, James D. Staley and J. Dawson Cunningham, or any of them or their substitutes, as Proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and vote all the shares of common stock of Roadway Express, Inc. held of record by the undersigned at the close of business on February 9, 1999, at the Annual Meeting of Shareholders to be held at the Sheraton Suites Hotel, located at 1989 Front Street, Cuyahoga Falls, Ohio, on Wednesday, March 24, 1999, at 9:00 a.m., and at any adjournments or postponements thereof, in their discretion, the Proxies are authorized to vote in accordance with their judgment upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election as directors of the nominees listed; and FOR the ratification of the independent auditors of the Company for 1999.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

 ...............................................................................

                        FOLD AND DETACH HERE

                             ROADWAY EXPRESS, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

                                                       FOR   WITHHELD  FOR ALL
                                                       ALL      ALL    EXCEPT                                       YES
1. Election of Directors                              [ ]      [ ]      [ ]            CONFIDENTIAL VOTE REQUESTED  [ ]
   Director Nominees:
   ------------------
   Frank P. Doyle, John F. Fiedler, Dale F. Frey,
   Phillip J. Meek, Carl W. Schafer, Sarah Roush Werner
   and Michael W. Wickham

   Nominee Exception

  -----------------------------------------------------
                                                       FOR    AGAINST  ABSTAIN
2. Ratification of Ernst & Young LLP as independent   [ ]      [ ]      [ ]
   auditors. DIRECTORS RECOMMEND
   A VOTE FOR PROPOSAL 2.


                                                                              Date:                     ,  1999
                                                                                   ---------------------
                                                                              Signature(s)
                                                                                          ---------------------

                                                                              Signature(s)
                                                                                          ----------------------

                                                                              Note: Please sign exactly as name appears
                                                                              hereon. Joint owners should each sign. When
                                                                              signing as attorney, executor, administrator,
                                                                              trustee or guardian, please give full title as such.

 ................................................................................

                       FOLD AND DETACH HERE

 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

PROXY                                                                      PROXY

                             ROADWAY EXPRESS, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
     THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MARCH 24, 1999.

To Key Trust Company of Ohio, N.A., Trustee of the Roadway Express, Inc. 401(k) Stock Savings Plan (the "Plan"): The undersigned, a participant in the Plan, hereby directs the Trustee to vote in person or by proxy (a) all common shares of Roadway Express, Inc. credited to the undersigned's account under the Plan on the record date ("allocated shares"); and (b) the proportionate number of common shares of Roadway Express, Inc. allocated to the accounts of other participants in the Plan, but for which the Trustee does not receive valid voting instructions ("non-directed shares") and as to which the undersigned is entitled to direct the voting in accordance with the Plan provisions. Under the Plan, shares allocated to the accounts of participants for which the Trustee does not receive timely directions in the form of a signed voting instruction card are voted by the Trustee as directed by the participants who timely tender a signed voting instruction card. By completing this Confidential Voting Instruction Card and returning it to the Trustee, you are authorizing the Trustee to vote allocated shares and a proportionate amount of the non-directed shares held in the Plan. The number of non-directed shares for which you may instruct the Trustee to vote will depend on how many other participants exercise their right to direct the voting of their allocated shares. Any participant wishing to vote the non-directed shares differently from the allocated shares may do so by requesting a separate voting instruction card from the Trustee at 1-800-991-8947.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

 ................................................................................

                          FOLD AND DETACH HERE